SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 12, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 1, 2026, Synovus Financial Corp., a Georgia corporation (“Synovus”) and Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), completed their business combination transaction and each simultaneously merged with and into Pinnacle Financial Partners, Inc. (formerly Steel Newco Inc.), a Georgia corporation jointly owned by Synovus and Legacy Pinnacle (the “Company” and such mergers, collectively, the “Merger”), with the Company continuing as the surviving corporation in the Merger.

In order to provide an update to the unaudited pro forma condensed combined financial information of the Company previously filed with the Securities and Exchange Commission, the Company is filing as Exhibit 99.1 to this Current Report on Form 8-K, the unaudited pro forma condensed combined financial statements of Synovus and legacy Pinnacle, consisting of the unaudited pro forma condensed combined income statements of Synovus and legacy Pinnacle for the year ended December 31, 2025, giving effect to the Merger as if it had occurred on January 1, 2025, and the unaudited pro forma condensed combined balance sheet of Synovus and Legacy Pinnacle as of December 31, 2025, giving effect to the Merger as if it had occurred on December 31, 2025.

All the pro forma financial statements and other pro forma information included in this Current Report on Form 8-K have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and does not purport to reflect what the Company’s actual results of operations or financial condition or this pro forma information would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements and information or to be indicative of the Company’s, Synovus’ or Legacy Pinnacle’s financial condition, results of operations or metrics as of or for any future date or period.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Synovus included in Synovus’s Annual Report on Form 10-K for the year ended December 31, 2025, or of Legacy Pinnacle included in Legacy Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2025, nor does it reflect any subsequent information or events.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Unaudited Pro Forma Condensed Combined Financial Information

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: May 12, 2026	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President Chief Legal Officer